Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Roderick Neil MacIver, Chief Executive Officer and Chief Financial Officer of Calendar Dragon Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Report on Form 10-K of the Company for the year ended November 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2012	By:	/s/ Roderick Neil MacIver
Roderick Neil MacIver
President, Treasurer, Chief Executive
Officer and Chief Financial Officer
(Principal Executive Officer, Principal
Accounting
Officer and Principal Financial Officer)